Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2017
Prepayments and Other Current Assets
Prepayments and Other Current Assets

5.Prepayments and Other Current Assets

The following is a summary of prepayments and other current assets (in thousands):

	December 31, 2016	December 31, 2017
	RMB	RMB
Guarantee payment made to Blizzard - royalty fees	154,009	42,697
Prepayment for royalties, revenue sharing cost	2,399,434	1,479,817
Interest receivable	274,020	417,843
Prepayments of content and marketing cost and other operational expenses	209,147	381,213
Prepayment for sales tax and deductible value added tax	148,505	698,902
Bridge loans in connection with ongoing investments	46,279	30,575
Deposits	156,020	138,633
Employee advances	50,244	55,045
Advance to suppliers	173,057	337,938
Others	87,237	233,365

	3,697,952	3,816,028

In accordance with the license agreements of World of Warcraft® , StarCraft®  II series, Hearthstone, Heroes of the Storm® , Diablo® III and Overwatch® , the Group made certain guarantee payments to Blizzard on behalf of Shanghai EaseNet for the minimum guaranteed royalties as of December 31, 2016 and 2017. The guarantee amounts will be released to the Group when actual royalties are paid by Shanghai EaseNet to Blizzard.

As of December 31, 2016 and 2017, prepayments for royalties and revenue sharing cost representing prepaid royalties or revenue sharing cost related to operations of licensed PC and mobile games.

The amount of employee advances listed above included staff housing loan balances of RMB45.5 million and RMB48.5 million repayable within 12 months from December 31, 2016 and 2017, respectively (see Note 10). No advances were made directly or indirectly to the Group’s executive officers for their personal benefit for the years ended December 31, 2016 and 2017.